                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  February 25, 1997



                           Sun Coast Industries, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                                1-12476                               59-192968
 (State or other jurisdiction                    (Commission                           (IRS Employer
      of incorporation)                          File Number)                       Identification No.)



                         2700 South Westmoreland Avenue
                              Dallas, Texas  75233

         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (214) 373-7864

         Item 5.  OTHER EVENTS.

         On February 25, 1997, Sun Coast Holdings, Inc. and Plastics Manufacturing Company, subsidiaries of Sun Coast Industries, Inc. (collectively, the "Company") sold to Carlisle Foodservice Products, Incorporated (the "Buyer") substantially all the equipment, molds, inventory and intellectual property rights used by the Company's Foodservice Division, which manufactured and sold melamine dinnerware and injection molded plastic drinkware to restaurants, hotels, schools, hospitals, nursing homes and correctional facilities. Subject to post-closing adjustments, the Buyer paid the Company $2,104,108 in cash, which the Company has used to reduce outstanding indebtedness. Additionally, the Company and Buyer entered into a Noncompetition Agreement with a three-year term.

         Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                          (c)     Exhibits
                                  Item             Exhibit

                                  10.1             Agreement for Purchase and
                                                   Sale of Assets among Carlisle
                                                   Foodservice Products,
                                                   Incorporated and Sun Coast
                                                   Holdings, Inc. And Plastics
                                                   Manufacturing Company dated
                                                   as of February 25, 1997

                                  10.2             Noncompetition Agreement
                                                   among Carlisle Foodservice
                                                   Products, Incorporated and
                                                   Sun Coast Holdings, Inc. And
                                                   Plastics Manufacturing
                                                   Company dated as of February
                                                   25, 1997

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SUN COAST INDUSTRIES, INC.



Date:  March 10, 1997                  By: /s/ Cynthia R. Morris
                                           -------------------------------------
                                           Cynthia R. Morris,
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                               INDEX TO EXHIBITS


 Item
Number                                Exhibit
------                                -------
10.1                      Agreement for Purchase and Sale of Assets among
                          Carlisle Foodservice Products, Incorporated and Sun
                          Coast Holdings, Inc. And Plastics Manufacturing
                          Company dated as of February 25, 1997

10.2                      Noncompetition Agreement among Carlisle Foodservice
                          Products, Incorporated and Sun Coast Holdings, Inc.
                          And Plastics Manufacturing Company dated as of
                          February 25, 1997